                                                                                                                        Doc. #757946v.1
                            The Rockland Funds Trust

        Supplement to Prospectus and Statement of Additional Information
                             Dated January 28, 2004

                  The Date of This Supplement is March 31, 2004

On March 31, 2004 at a Special Meeting of Shareholders of The Rockland Small Cap
Growth Fund (the "Fund"),  a series of The Rockland  Funds Trust (the  "Trust"), the shareholders  approved a new investment advisory agreement for the Fund with
Gould Investment Partners, LLC ("GIP"). GIP is a federally registered investment advisory firm recently  established by the Fund's portfolio manager,  Richard H.
Gould.  Mr.  Gould  was  employed  by  the  Fund's  former  investment  adviser,
Greenville Capital Management,  Inc. ("Greenville") since 1994 and has served as the  Fund's  portfolio  manager  since its  inception  in 1996.  Mr.  Gould will continue to serve as the Fund's portfolio manager.

GIP will now  serve  as  investment  adviser  to the  Fund  under  substantially identical  terms as the  former  advisory  agreement  with  Greenville,  and all references to Greenville now refer to GIP.

In  addition,  effective  March 31,  2004,  the Board of  Trustees  of the Trust
approved a new distribution  agreement with Constellation  Distribution  Company
("Constellation")  to serve as distributor  of the Fund's shares.  Constellation will serve as  distributor  under  substantially  identical  terms as the former distributor,  Turner Investment Distributors,  Inc. and all references to Turner now refer to Constellation.

Shareholders  also  approved  the  re-election  of the  members  of the Board of
Trustees.  Mr.  Charles  Cruice  resigned from the Board of Trustees,  effective
March 31, 2003. The independent  Trustees also recently  nominated and the Board elected a new independent Trustee,  Peter Zimmerman.  The Board is now comprised of the  following:  George  Keeley,  Edwin  Moats,  Dr.  Peter  Utsinger,  Peter
Zimmerman and Richard H. Gould.